UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                March 6, 2001


                         CIB MARINE BANCSHARES, INC.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                  WISCONSIN
               (STATE OR OTHER JURISDICTION OF INCORPORATION)


          000-24149                               37-1203599
   (COMMISSION FILE NUMBER)             (IRS EMPLOYER IDENTIFICATION NO.)


              N27 W24025 PAUL COURT, PEWAUKEE, WISCONSIN 53072
         (ADDRESS INCLUDING ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES)


                               (262) 695-6010
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


   Item 7.   Financial Statements and Exhibits

        (c)  Exhibits

        Exhibit 99 - Press release issued March 6, 2001

   Item 9.   Regulation FD Disclosure

   Incorporated by reference is a press release issued by the Registrant on March 6, 2001, attached as Exhibit 99, providing information concerning the Registrant's announcement that it signed a definitive agreement whereby the Registrant will acquire Citrus Financial Services, Inc. ("Citrus Financial") and its banking subsidiary, Citrus Bank, N.A., through a merger transaction. Under the terms of this agreement, shares of Citrus Financial will be exchanged for shares of the common stock of the Registrant. The terms of this transaction have not been disclosed. The transaction will be accounted for as a pooling of interests. The consummation of the transaction is subject to various regulatory approvals, Citrus Financial shareholder approval and other customary conditions.


                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has dully caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CIB MARINE BANCSHARES, INC.



   Dated: March 6, 2001               By:  /s/ Donald J. Straka
                                          ------------------------------
                                           Donald J. Straka,
                                           Senior Vice President
                                             and General Counsel


                                EXHIBIT INDEX
                                -------------

   Exhibit
   Number                        Description
   -------                       -----------

   99                            Press release issued March 6, 2001